SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release ("Agreement") is entered into between and among Plaintiffs, Heartland, Inc. of Wichita ("Heartland") and Collins & McIlhenny, Inc. ("C&M"), and Defendants, Chaparral Resources, Inc. ("Chaparral") and Howard Karren, and former Defendants Whittier Trust Company ("Whittier") and James A. Jeffs ("Jeffs"), in consideration of the mutual promises contained herein and other good and valuable consideration.
     WHEREAS, on November 14, 1997, Heartland and C&M filed their original petition against Chaparral, Karren, Whittier and Jeffs in Cause No. 97-56585; Heartland. Inc. of Wichita and Collins & Mc.Ilhenny, Inc. v. Chaparral Resources, Inc., Howard Karren, Whittier Trust Company and James A. Jeffs; In the 55th Judicial District Court of Harris County, Texas (the "Lawsuit"). Reference is hereby made to the pleadings on file in the Lawsuit for a more thorough description of the disputes, claims and causes of action made the subject of this Agreement;
     WHEREAS, Chaparral, Karren, Whittier and Jeffs denied and continue to deny the claims asserted against them in the Lawsuit and asserted defenses to those claims;
     WHEREAS, on August 27, 1998, the Court, on Plaintiffs' motion, dismissed Whittier and Jeffs from the Lawsuit. Nevertheless, it is the desire of all parties that Plaintiffs, on the one hand, and Whittier and Jeffs, on the other, mutually release any and all claims asserted against each other or that could have been asserted in the Lawsuit, it being "understood, however, that the execution of this Agreement by Whittier and Jeffs shall not operate to waive nor shall Plaintiffs argue that it somehow waives the objections to personal jurisdiction that were asserted by Whittier and Jeffs in the Lawsuit and that were pending in the Lawsuit when Plaintiffs dismissed their claims against Whittier and Jeffs;
     WHEREAS, Heartland, C&M, Chaparral, Karren, Whittier and Jeffs each acknowledge that the Lawsuit involves disputed claims (including the claims previously asserted against Whittier and Jeffs that Plaintiffs dismissed), and that this Agreement does not constitute an admission by any party hereto, as to the merits of any claim or defense in the Lawsuit. The parties have concluded, however, that further litigation of the Lawsuit through trial and any appeal and any litigation that might be initiated involving Whittier and Jeffs with respect to the claims asserted against them and dismissed in the Lawsuit would be extremely expensive and protracted, and that it is desirable that all of the disputes involved currently or at any time previously in the Lawsuit be fully and finally settled in the manner and upon the terms and conditions set forth herein, solely in order to avoid the expense of litigation.
     NOW, THEREFORE, in consideration of the execution of this Agreement, the foregoing premises, the mutual promises and covenants contained herein, and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged by the respective parties hereto, Heartland, C&M, Chaparral, Karren, Whittier and Jeffs agree as follows:
1. Payment Obligations.
     a. Cash. Chaparral agrees to pay the sum of TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00) by check made payable to Heartland and its attorney of record in the Lawsuit, Don M. Kennedy.

     b. Warrants. Chaparral will deliver warrants to purchase a total of TWO HUNDRED THOUSAND (200,000) shares of Chaparral common stock at a price of ONE DOLLAR ($l.OO) per Share (the "Warrants"). EIGHTY THOUSSAND (80,000) of the Warrants will be delivered to Don M. Kennedy, counsel of record for Heartland and C&M, and the remaining ONE HUNDRED TWENTY THOUSAND (120,000) Warrants will be delivered to Heartland and CAM, jointly. Chaparral agrees, subject to all applicable securities laws, to include the common stock underlying the Warrants in an amendment to a registration statement that was filed on Form S-3 by Chaparral with the Securities Exchange Commission September 22, 1998 (the "September S-3 Registration Statement"). Specifically, Chaparral will file an amendment to the September S-3 Registration Statement after execution of this Agreement by all parties so that the common stock Underlying the Warrant will be included in the September S-3 Registration Statement prior to the time the September S-3 Registration Statement is declared effective by the SEC. If the September S-3 Registration Statement is not declared effective for any reason, if Chaparral withdraws the September S-3 Registration, Statement for any reason or if, for any reason the common stock underlying the Warrants is not, included in the September S-3 Registration Statement prior to the date the SEC declares the September S-3 Registration Statement effective, Chaparral will include the common stock underlying the Warrants in the next application for registration of stock it files in which said stock may properly be included under applicable law. The Warrants shall expire 90 days after the date they are issued.
     Once such registration is declarad effective by the SEC, Chaparral will use its best efforts to keep such registration statement effective to permit the resale of the common stock underlying the Warrants until the earlier of the date the shares acquired on the exercise of such Warrants have been sold pursuant to such registration statement or Rule 144 adopted by the SEC is available. Chaparral shall pay all costs, fees and expenses in connection with all registration statements filed under this paragraph 1.b. including, without limitation, Chaparral's legal and accounting fees, printing expenses and blue sky fees and expenses, but not including the fees and expenses of counsel and accountants and advisors for the holders of the Warrants or underlying shares of common stock. Chaparral shall not pay for underwriting discounts and commissions and underwriter's expenses allocable to the common stock being registered or state transfer taxes.
c. Division of Payments. Chaparral's delivery of the cash and Warrants set forth above shall be without any obligation on the part of Chaparral, Karren, Whittier or Jeffs to see to the proper division thereof as between C&M and Heartland. The division of the cash and Warrants specified above between Heartland and C&M shall be governed by agreement between them and neither Chaparral, Karren, Whittier nor Jeffs shall have any obligation to administer or see to the proper division thereof or compliance with any agreement between Heartland and C&M.
     2. Dismissal. Upon execution of this Agreement, Heartland and C&M shall immediately dismiss the Lawsuit with prejudice to their rights to refile same, any part thereof or to assert any claim arising out of the underlying document dated September 25, 1997 upon which the Lawsuit was based. To accomplish the foregoing, Heartland, C&M, Chaparral and Karren shall execute the Agreed Final Judgment in the form attached hereto and promptly file same for entry by the Court in which the Lawsuit is pending.

     3. Heartland's and C&M's Releases. Heartland and C&M for themselves, and their respective past, present and future parent companies, subsidiaries, affiliates, predecessors and successors, their respective past, present and future employees, representatives, agents, servant, attorneys, shareholders, directors, officers, partners, and principals, and their respective heirs, executors, personal representatives, administrators and assigns, any and all persons, natural or corporate, in privity with them or acting in concert with them or any of them, and all persons or entities to whom or for whose conduct they may be liable (collectively "Releasors"), hereby release and forever discharge Chaparral, Karren, Whittier and Jeffs, their respective past, present and future parent companies, subsidiaries, affiliates, predecessors and successors, their respective past, present and future employees, representatives, agents, servants, attorneys, shareholders, directors, officers, partners, and principals, and their respective heirs, executors, personal representatives, administrators, and assigns, and any and all persons, natural or corporate, in privity with them or acting in concert with them ("Releasees"), from any and all claims, demands, causes of action, debts, suits, liabilities, rights of action, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, variances, executions or obligations of whatever nature, past, present or future, matured or unmatured, liquidated or unliquidated, absolute or contingent, whether in contract or in tort, whether choate or unchoate, known or unknown, arising under or by virtue of any statute or regulation, common law, equity or otherwise, including, without limitation, claims for contribution or indemnity, that the Releasors have, own or hold, or might have had or owned or held, formerly had or might have, own or hold, individually, representatively, derivatively or in any other capacity which they have asserted or alleged, or could have asserted or alleged, against Chaparral, Karren, Whittier or Jeffs from the beginning of time to the present (hereinafter "Claims"), including any such Claims (i) which relate to or which are in any way based upon or arise from the document dated September 25, 1997 which was the subject of the Lawsuit or any restriction or obligation purportedly created by that document, or (ii) which relate to, or which are in any way based upon or arise from or are in any way connected with the claims asserted in the Lawsuit, or (iii) which relate to or which are in any way based upon or arise from, or are in any way connected with any of the acts, facts, events, circumstances, matters, claims, transactions, occurrences, omissions, representations, misrepresentations, or matters of any kind or nature whatsoever, related directly or indirectly to the subject matters referred to, set forth in or the facts or claims for relief which were or could have been alleged or litigated in the Lawsuit, or in any discovery or offer proceeding in connection therewith. Excepted from this release and discharge by Heartland and C&M are the obligations of Chaparral under this Agreement
4. Chaparral's, Karren's. Whittier's and Jeffs' Releases. Chaparral, Karren, Whittier and Jeffs, for themselves, and their respective past, present and future parent companies, subsidiaries, affiliates, predecessors and successors, their respective past, present and future employees, representatives, agents, servants, attorneys, shareholders, directors, officers, partners, and principals, and their respective heirs, executors, personal representatives, administrators and assigns, any and all persons, natural or corporate, in privity with them or acting in concert with them or any of them, and all persons or entities to whom or for whose conduct they may be liable (collectively "Releasors"), hereby release and forever discharge Heartland and C&M, their respective past, present and future parent companies, subsidiaries, affiliates, predecessors and successors, their respective past, present and future employees, representatives, agents, servants, attorneys, shareholders, directors, officers, partners, and principals, and their respective heirs, executors, personal representatives, administrators, and assigns, and any and all persons, natural or corporate, in privity with them or acting in concert with them ("Releasees"), from any and all claims, demands, causes of action, debts, suits, liabilities, rights of action, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, variances, executions or obligations of whatever nature, past, present or future, matured or unmatured, liquidated or unliquidated, absolute or contingent, whether in contract or in tort, whether choate or unchoate, known or unknown, arising under or by virtue of any statute or regulation, common law, equity or otherwise, including, without limitation, claims for contribution or indemnity, that the Releasors have, own or hold, or might have had or owned or held, formerly had or might have, own or hold, individually, representatively, derivatively or in any other capacity which they have asserted or alleged, or could have asserted or alleged, against Heartland and C&M from the beginning of time to the present (hereinafter "Claims"), including any such Claims (i) which relate to or which are in any way based upon or arise from the document dated September 25, 1997 which was the subject of the Lawsuit, or any restriction or obligation purportedly created by that document, or (ii) which relate to, or which are in any way based upon or arise from or are in any way connected with the claims asserted in the Lawsuit, or (iii) which relate to or which are in any way based upon or arise from, or are in any way connected with any of the acts, facts, events, circumstances, matters, claims, transactions, occurrences, omissions, representations, misrepresentations, or matters of any kind or nature whatsoever, related directly or indirectly to the subject matters referred to, set forth in or the facts or claims for relief which were or could have been alleged or litigated in the Lawsuit, or in any discovery or other proceeding in connection therewith. Excepted from this release and discharge by Chaparral, Karren, Whittier and Jeffs are the obligations of Heartland and C&M under this Agreement, and any claims that any current or former employee of Chaparral may have against Richard Stowell or Heartland for the failure to pay commissions or other compensation arising out of the services alleged by Plaintiffs as the basis of the lawsuit or for Stowell's or Heartland's failure to comply with any agreements or understandings reached by them.
5. No Other Inducements Voluntary Execution. In making this Agreement, Chaparral, Karren, Heartland, C&M, Whittier and Jeffs understand and represent to each other that they have relied solely on their own judgment, belief and knowledge of the nature and extent of any damages alleged, as well as the liability questions involved in the Lawsuit. Chaparral, Karren, Heartland, C&M, Whittier and Jeffs represent and covenant that they have not been influenced to any extent whatsoever in making this Agreement by any representations or statements made by any person or entity hereby released except as reflected herein. Chaparral, Karren, Heartland, C&M, Whittier and Jeffs by their respective signatures below, acknowledge and represent to each other that they have read this Agreement, that they fully understand it, that they have had the benefit of the advice of counsel of their own choosing, that they have relied solely and completely upon their own judgment and the advice of their own counsel in entering into this Agreement, that no promise, inducement or agreement not herein expressed has been made to them, that they are authorized to sign the Agreement and that they have executed it of their own free will and accord. It is expressly understood and agreed by Chaparral, Karren, Heartland, C&M, Whittier and Jeffs that the terms of this Agreement are contractual and not mere recitals.
6. Authority. Chaparral, Karren, Heartland, C&M, Whittier and Jeffs expressly represent and warrant to each other that the person signing on their behalf is authorized and is the proper person to sign this Agreement, and further represent and warrant that they have not assigned, pledged or otherwise sold or transferred, either by written instrument or otherwise, any right, title, interest or claim they have or may have in connection with or arising out of the Lawsuit. The parties also represent and warrant to each other that the person signing this Agreement on their respective behalves is authorized to sign same and that the Agreement shall be binding upon any entity on whose behalf this Agreement is signed.
7. Costs and Expenses. Heartland and C & M shall bear no responsibility for the costs and attorneys' fees incurred by Chaparral, Karren, Whittier and Jeff in their defense of the Lawsuit. Chaparral, Karren, Whittier, and Jeff s shall bear no responsibility for the costs and attorneys' fees incurred by Heartland and C & M in their prosecution of the Lawsuit.
8. Entire Agreement. This Agreement constitutes the entire agreement by and among the parties hereto, supersedes any and all prior understandings and agreements, and may not be modified or amended except on or after the date hereof by writing signed by the party against whom said modification or amendment is to be enforced. The failure of any of the undersigned parties to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be deemed a waiver or deprive such person or entity of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. No waiver of this Agreement, obligations or conditions herein shall be valid unless in a writing signed by the party against whom said waiver is to be enforced.
9. Enforceability. In the event any provision of the Agreement is deemed void and unenforceable, such provision will be regarded as stricken from the Agreement, and will not affect the validity of the remainder of the Agreement. lO. No Third Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person other than the undersigned parties and their respective successors and assigns, and does not release, and shall not be construed as releasing, any rights enforceable against any person or entity other than entities or persons named herein and their respective predecessors, successors and assigns.
     11. Counterparts. This Agreement may be executed in multiple counterparts and each such signed counterpart shall be binding and effective as an original Agreement.
     12. Successors and Assigns. This Agreement shall be binding upon the parties hereto and inure to the benefit of the patties hereto and the entities or persons named herein and their respective heirs, successors and assigns, and any corporation, partnership or other entity into or with which any party hereto may merge, consolidate or reorganize.
     13. No Admission. This Agreement does not constitute an admission of liability by any palsy, but is simply a settlement of claims. Each of the undersigned acknowledges and understands that each other party expressly denies liability of any kind whatsoever and has made this Agreement in order to buy peace and avoid the expense of continuing the lawsuit. The parties hereto stipulate that the Agreement is executed solely for the purpose of avoiding the costs and uncertainties of the Lawsuit and it shall not be construed as an admission of liability by any party, any such liability being expressly denied. The parties also specifically agree the execution of this Agreement by Whittier and Jeffs is not a waiver of any objection by Whittier and Jeffs to the assertion of personal jurisdiction over them by a Texas court nor is it any type of admission by Whittier or Jeffs, implicit or otherwise, of liability or of personal jurisdiction in a Texas court for the claims asserted.
     14. Confidentiality. Except as required by law, regulation, order of a government authority or upon written consent of the other parties hereto, each party and its or his respective agents, employees, affiliates, officers, directors, and attorneys shall keep and maintain this Agreement, the terms and provisions hereof, the Lawsuit, and the facts, issues and disputes, underlying the Lawsuit, in strict confidence and shall not transmit, reveal, disclose, or otherwise communicate any such information to anyone without prior written notice to the other parties. However, the parties, their present, former of future shareholders, directors, officers, agents, representatives, successors, heirs, attorneys, or assigns specifically reserve the right to disseminate certain information, including dissemination required by or to governmental agencies, or make an announcement of the fact of settlement of the litigation, but only as is reasonably necessary in their business affairs and limiting such dissemination to the least amount of information reasonably necessary to accomplish the intended business purpose (for example notice of settlement and amount of payment for income tax purposes).
     15. Return of Documents. Within ten (10) days of the execution of this Agreement, (i) all documents and copies of documents produced by defendants in the Lawsuit, and (ii) all documents in Plaintiffs' possession concerning Chaparral, including financial information, documents describing Chaparral and its business prospects and any other documents used in any of Plaintiffs' investment banking efforts regarding Chaparral, shall be returned to Chaparral.
     16. Effectiveness. This Agreement shall pot be effective unless and until all of the parties reflected below have executed and acknowledged this Agreement.




Signed this ___ day of _________,1998.


HEARTLAND, INC. OF WICHITA


STATE OF TEXAS

COUNTY OF HARRIS

     BEFORE ME, the undersigned authority, on this day personally appeared __________________________, ___________________ of HEARTLAND, INC. OF WICHITA,
who, upon his sworn oath, stated that he executed the above and foregoing Settlement Agreement and Release for the purposes and in the capacity therein stated.

SWORN AND SUBSCRIBED to before me on this ____ day of __________, 1998.


Notary Public In and For
The State of Texas



SIGNED this _____ day of ____________, 1998.

COLLINS @ MCILHENNY, INC.
By:____________________
Title:_________________

STATE OF OKLAHOMA
COUNTY OF TULSA

     BEFORE ME, the undersigned authority, on this day personally appeared ______________________, ________________ of COLLINS @ MCILHENNY, INC. who, upon his sworn oath, stated that he executed the above and foregoing Settlement Agreement and Release for the purposes and in the capacity therein stated.

     SWORN AND SUBSCRIBED to before me on this ____ day of _________, 1998.


Notary Public In and For
The State of Oklahoma


My Commission Expires:


SIGNED this ____ day of __________________,1998.


CHAPARRAL RESOURCES, INC.



BY:________________________
Title:_____________________

STATE OF NEW YORK

COUNTY OF ___________

BEFORE ME, the undersigned authority, on this day personally appeared of CHAPARRAL RESOURCES,INC., who, upon this sworn oath, stated that he executed the above and foregoing Settlement Agreement and Release for the purposes and in the capacity therein stated.

SWORN AND SUBSCRIBED to before me on this ____ day of ________________, 1998.



Notary Public In and For
The State of New York

My Commission Expires:
----------------------

SIGNED this ____ day of _________, 1998.


---------------------
    HOWARD KARREN

STATE OF TEXAS
COUNTY OF HARRIS

     BEFORE ME, the undersigned authority, on this day personally appeared HOWARD KARREN, Individually, who, upon his sworn oath, stated that he executed the above and foregoing Settlement Agreement and Release for the purposes and in the capacity therein stated.

     SWORN AND SUBSCRIBED to before me on this ____ day of ____________ 1998.

     ------------------------
     Notary Public In and For
     The State of Texas

My Commission Expires:


SIGNED this ___ day of ______,1998.




---------------------------------
HOWARD KARREN

STATE OF TEXAS
COUNTY OF HARRIS

     BEFORE ME, the undersigned authority, on fills day personally appeared HOWARD KARREN, Individually, who, upon his sworn oath, stated that he executed the above and foregoing Settlement Agreement and Release for the purposes and in the capacity therein stated.

SWORN AND SUBSCRIBED to before me on this _ day of ________   , 1998.



Notary Public In and For
The State of Texas


My Commission Expires:




SIGNED this __ day of _______,1998.



----------------------------------
JAMES A. JEFFS


STATE OF CALIFORNIA
COUNTY OF LOS ANGELES

         BEFORE ME, the undersigned authority, on this day personally appeared JAMES A. JEFFS, who, upon his sworn oath, stated that he executed the above and foregoing Settlement Agreement and Release for the purposes and in the capacity therein stated.

SWORN AND SUBSCRIBED to before me on this ____ day of ________, 1998.


------------------------
Notary Public In and For
The State of California

My Commission Expires:







SIGNED this ___ day of ___________, 1998.


WHITTIER TRUST COMPANY



By:_____________________
Title:_____________________

STATE OF CALIFORNIA
COUNTY OF LOS ANGELES
BEFORE ME, the undersigned authority, on this day personally appeared of WHITTEER TRUST COMPANY, who, upon his sworn oath, stated that he executed the above and foregoing Settlement Agreement and Release for the purposes and in the capacity therein stated. SWORN AND SUBSCRIBED to before me on this ___ day of ____________ , 1998.


------------------------
Notary Public In and For
The State of California

My Commission Expires:


NO. 97-56585

HEARTLAND, INC. OF WICHITA AND                         IN THE DISTRICT COURT OF
COLLINS & MCILHENNY,INC.
Plaintiffs
   HARRIS COUNTY,TEXAS

v.

CHAPARRAL RESOURCES, INC.,
HOWARD KARREN, WHITTIER TRUST
COMPANY AND JAMES A. JEFFS,
Defendants                                               55th JUDICIAL DISTRICT

AGREED FINAL JUDGMENT

On this day came on to be heard the above-styled and numbered cause and Plaintiffs, Heartland, Inc. of Wichita and Collins & McIlhenny, Inc., and Defendants, Chaparral Resources,Inc. and Howard Karren, by and through their attorneys of record, announced to the Court that the parties had agreed to the terms of this Agreed Final Judgment, and Defendants Whittier Trust Company and James A. Jeffs having been previously non-suited from this matter, the Court is of the opinion that final judgment should be rendered in accordance with the terms hereof, It is therefore,

ORDERED, that Plaintiffs take nothing by this suit and that Defendants be in all things discharged and go hence without day and Plaintiffs' claims against Defendants in this cause be dismissed with prejudice to the refiling of same in any form. It is further ORDERED that each party be taxed its or his own costs.
         All other relief not expressly granted is denied.



SIGNED this the ___ day of ________, 1998.

JUDGE, 55TH JUDICIAL DISTRICT COURT



AGREED AS TO FORM AND SUBSTANCE:
Don M. Kennedy
State Bar No. 11284500
900 W. Davis Street, Suite 100
Conroe, Texas 77301
(409) 760-2565
(409) 756-3334

ATTORNEYS FOR PLAINTIFFS, HEARTLAND,
INC. OF WICHITA AND COLLINS & MCILHENNY,
INC.

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.


Gregg C. Laswell
State Bar No. 11971500
1900 Pennzoil Place - South Tower
711 Louisiana
Houston, Texas 77002
Tel: (713) 220-5813
Fax: (713) 236-0822

ATTORNEYS FOR DEFENDANTS, CHAPARRAL
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